UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

IDAHO STRATEGIC RESOURCES, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

IDAHO STRATEGIC RESOURCES, INC.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

Notice of Annual Meeting of Shareholders

Dear Shareholder:

Notice is hereby given that the Annual Meeting of shareholders of Idaho Strategic Resources, Inc. (the “Company”) will be held at the Company’s corporate office, 201 N. 3rd Street, Coeur d’Alene, Idaho, 83814, on June 17, 2024, at 9:00AM Pacific Time, for the following purposes:

1.

To elect the Company’s Board of Directors to serve until the Company’s 2025 Annual Meeting of Shareholders or until successors are duly elected and qualified; the following are nominees for election as Directors: John Swallow, Grant Brackebusch, Kevin Shiell, Richard Beaven and Carolyn Turner;

2.	To conduct an advisory vote on the compensation of named executive officers;

3.	To ratify the appointment of the Company’s independent registered public accounting firm for the ensuing year.

Shareholders will also transact such other business as may be brought properly before the meeting and all adjournments or postponements thereof.

The Board of Directors unanimously recommends that you vote for each of these proposals. These matters and instructions on how to vote are more fully described in the attached proxy statement and proxy card accompanying this Notice. The approximate date of the mailing of the Proxy Statement, the enclosed annual report and form of proxy is May 20 2024.  The Board of Directors has fixed May 2, 2024 as the record date for the Annual Meeting. Only shareholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders as of May 2, 2024, will be available at the Annual Meeting for inspection by any shareholder. Shareholders will need to register at the Annual Meeting to attend the Annual Meeting. If your shares of common stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common stock to provide you with a valid proxy card to permit you to vote at the Annual Meeting. Please bring that documentation to the Annual Meeting.

Your vote is important no matter how large or small your holdings may be. To assure your representation at the Annual Meeting, please vote your shares by returning the enclosed proxy promptly. You may also vote your proxy over the Internet or via the fax number as instructed in this Notice of Meeting and additional documentation titled Regarding the Internet Availability of Proxy Materials. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

By Order of the Board of Directors,

/s/ John Swallow

John Swallow

Chairman of the Board

Idaho Strategic Resources, Inc.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

May 20, 2024

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IDAHO STRATEGIC RESOURCES, INC.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

Proxy Statement

For

Annual Meeting of Shareholders

To Be Held June 17, 2024, 9:00AM Pacific Time

Idaho Strategic Resources Corporate Office

201 N. 3rd Street, Coeur d’Alene, Idaho, 83814

The Board of Directors (the “Board”) of Idaho Strategic Resources, Inc. (the “Company”) is soliciting proxies for use at the annual meeting of shareholders to be held on Monday, June 17, 2024, at 9:00 A.M., Pacific Time, at the Company’s offices, located 201 N. 3rd Street, Coeur d’Alene, Idaho, and any adjournment or postponement thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of Meeting and regarding the availability of this Proxy Statement and form of proxy first mailed to holders of the Company’s common stock on or about May 20, 2024. You are invited to attend the Annual Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares in person, by completing a proxy card online, by completing and returning a proxy card provided to you by mail or fax, or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted “FOR” the election of all Directors, “FOR” the advisory resolution to approve named executive officer compensation, and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm. The proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

The Company’s common stock is the only type of security entitled to vote at the Annual Meeting. The Company’s corporate Bylaws define a quorum as a majority of all the shares entitled to vote, represented by shareholders of record in person or by proxy, but in no event shall a quorum consist of less than one-third (1/3) of the shares outstanding entitled to vote at the meeting. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. A majority of the voting power of the voting shares present, whether in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting.

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QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record at the close of business on May 2, 2024, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision.

Who May Vote?

The Board has fixed the close of business on May 2, 2024, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record of our common stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. As of May 2, 2024, 12,740,362 shares were issued and outstanding.

A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting.

How You Can Vote Before the Annual Meeting?

We encourage shareholders to submit their votes in advance of the Annual Meeting. You can ensure that your shares are voted at the Annual Meeting by submitting your proxy via the Internet at www.voteproxy.com or by touch-tone telephone at (800) 776-9437 (following the instructions on your proxy card, voting instruction form or Notice). Or, if you received your materials by mail, you can complete and return the proxy or voting instruction form in the envelope provided. If you vote in advance of the Annual Meeting using one of these methods, you may still participate and vote in person at the Annual Meeting.

How You Can Vote In Person at the Annual Meeting?

Only registered shareholders, or duly appointed proxyholders, are permitted to vote at the Annual Meeting. Most shareholders of the Company are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank, or trust company through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of shares that are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an Intermediary that the Non-Registered Holder deals with in respect of the shares; or (b) in the name of a clearing agency (such as The Depository Trust & Clearing Corporation, of which the Intermediary is a participant). The proxy materials that you receive, and who you receive them from, will vary depending upon whether you are a “non-objecting beneficial owner” (a “NOBO”), which means you have provided instructions to your Intermediary that you do not object to the Intermediary disclosing beneficial ownership information about you to the Company for certain purposes, or an “objecting beneficial owner” (an “OBO”), which means that you have provided instructions to your Intermediary that you object to the Intermediary disclosing such beneficial ownership information. If you are a NOBO, a request for voting instructions, or voting instruction form, from the Company, or its agent, is included with the Proxy Materials. Please return your voting instructions as specified in the request for voting instructions. If you wish to attend the Annual Meeting and vote in person, write your name in the place provided for that purpose in the voting instruction form provided to you, in effect designating yourself as proxy and we will deposit it with our transfer agent. If you do not intend to attend the Annual Meeting, or have an appointee do so on your behalf, but should you wish your shares to be voted, please complete, and return the information requested in the voting instruction form.

How You Can Change Your Vote?

You may change your vote by revoking your proxy at any time before it is exercised, which can be done by delivering written notice of revocation to us, by delivering a new proxy bearing a later date, or by voting electronically or in person at the Annual Meeting. (Presence at the Annual Meeting by a shareholder who has submitted a proxy does not in itself revoke the proxy.) If you are the beneficial owner of shares held for you in an account with an Intermediary, you must contact that Intermediary to revoke a previously authorized proxy.

How Many Securities Are Entitled to Vote?

As of the record date, there were 12,740,362 shares of common stock outstanding. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on. Treasury shares are not voted.

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Voting Standards and Board Recommendations

Other than the matters identified below we know of no additional matters to be brought before the Annual Meeting:

VOTING ITEM	VOTING STANDARD	TREATMENT OF ABSTENTIONS, WITHHOLDS & BROKER NON-VOTE	BOARD RECOMMENDS
Election of directors	Plurality of votes cast	A “withhold” vote with respect to any nominee will not affect the election of that nominee. Broker non-votes will have no effect on the election of directors.	FOR
Advisory vote on executive compensation	Majority of votes cast	Abstentions and broker non-votes are not counted as votes cast, and thus will have no effect on the outcome of the vote. Votes marked “AGAINST” will have an effect on the outcome of the vote.	FOR
Ratification of auditors	Majority of votes cast	Abstentions and broker non-votes are not counted as votes cast, and thus will have no effect on the outcome of the vote. Votes marked “AGAINST” will have an effect on the outcome of the vote.	FOR

A quorum for a matter will be present if a majority of the shares of common stock issued and outstanding and entitled to vote as of the record date are present in person or represented by proxy at the Annual Meeting, but in no event shall the quorum consist of less than one-third of shares entitle to vote in person or by proxy. Based on 12,740,362 voting shares outstanding as of the record date of May 2, 2024, 4,246,788 shares must be present at the Annual Meeting in person or by proxy. For purposes of determining the presence of a quorum for a matter, shares present at the Annual Meeting that are not voted, such as abstentions and “broker non-votes,” will be treated as shares that are present at the Annual Meeting. If a quorum is not present in person or by proxy at the Annual Meeting, or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Annual Meeting, the chair of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person, or by proxy, have the power to adjourn the Annual Meeting to a later date until a quorum is obtained.

Broker Non-Votes

Broker non-votes occur when a bank or broker has not received directions from its customer and does not have the discretionary authority to vote the customer’s shares that are present at the Annual Meeting. Brokers are only permitted to exercise discretion and vote on “routine proposals” (such as ratification of the independent auditor) without instructions from their customers.

We Have a Plurality Voting Standard for Director Elections

The five nominees for director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy will be elected. You may vote “FOR” one or more of the nominees or you may vote “WITHHOLD” for one or more of the nominees. You may not cumulate your votes for the election of directors. Proxies cannot be voted for a greater number of directors than the number of nominees in the proxy statement.

How Proxies Will Be Voted?

Proxies will be voted as specified or as recommended by the Board. The shares represented by all valid proxies that are received on time will be voted as specified. When a valid proxy form is received and it does not indicate specific choices, the shares represented by that proxy will be voted in accordance with the Board’s recommendations (in this case, “FOR” each director nominee and proposal).

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What Happens if Other Matters are Properly Presented at the Annual Meeting?

If any matter not described in this proxy statement is properly presented for a vote at the Annual Meeting, the persons named on the proxy form will vote in accordance with their judgment.

What Happens if a Director Nominee is Unable to Serve?

We do not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the Board can either nominate a different individual or reduce the Board’s size. If the Board nominates a different individual, the shares represented by all valid proxies will be voted for that nominee.

Who will pay for soliciting proxies?

Proxies will be solicited on behalf of the Board by mail, telephone, other electronic means or in person, and we will pay the solicitation costs, if any. We may use the services of our directors, officers, employees, and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. We have hired Broadridge to assist us in mailing these Proxy materials.  We will also request banks, brokers and others who hold our common stock in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse these institutions for their reasonable out-of-pocket expenses.

The cost of the Annual Meeting, including the cost of preparing and mailing the Annual Meeting materials, will be borne by the Company.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the Securities and Exchange Commission (“SEC”) within four (4) business days of the Annual Meeting.

When are shareholder proposals due for the next year’s Annual Meeting of Shareholders?

In order to be considered for inclusion in next year’s proxy statement, shareholder proposals and shareholder director nominees must be submitted in writing to the Company’s Secretary, Monique Hayes, at Idaho Strategic Resources, Inc., 201 N. 3rd Street, Coeur d’Alene, Idaho 83814, and received not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting; provided, however, that in the event the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be delivered a reasonable time before the Company begins to print and send its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.

Similarly, shareholder proposals not submitted for inclusion in the proxy statement and received after the Company begins to print and send its proxy materials will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

Rights of Dissenters

No action is proposed at this meeting for which the laws of the state of Idaho or our Bylaws provide a right of our shareholders to dissent and obtain appraisal of or payment for such shareholders’ common stock.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence and Related Party Transactions

The Company’s current Bylaws require the Board to have one (1) to nine (9) persons, as may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. As of the date of this proxy we have five directors, including three that the Board has determined are independent, as follows:

•	Richard Beaven
•	Kevin Shiell
•	Carolyn Turner

An “independent” director is a director whom the Board has determined satisfies the requirements for independence, including those established under the Sarbanes–Oxley Act of 2002, section 10A(m)(3) of the Exchange Act and under section 803A of the NYSE American LLC Company Guide (“NYSE American Rules”).

We consider “related party transactions” to be transactions between the Company and (1) a director, officer, director nominee or beneficial owner of five percent or more of our common stock; (2) the spouse, parents, children, siblings, or in-laws of any person named in (1); or (3) an entity in which one of our directors and officers is also a director or officer or has a material financial interest. The Audit Committee is vested with the responsibility of evaluating and approving any potential related party transaction unless a special committee consisting solely of disinterested and independent directors (as defined in the NYSE American Rules) is appointed by the Board. Our policies and procedures for related party transactions are set forth in writing in our Code of Ethics and Audit Committee Charter. There were no related party transactions during the fiscal year ended December 31, 2023, reportable under Regulation S-K 404(d).  The Company has, nevertheless, reported related party transactions that fall below the thresholds required to report, which can be found in Note 12 to the Consolidated Financial Statements in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2023.

There are no family relationships among our executive officers and directors.

There have been no material legal proceedings to which any Director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

No Directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Director Meeting Attendance

In 2023, the Board held 8 meetings, including regularly scheduled and special meetings. In 2023, each of the directors attended 100% of the aggregate of all meetings of the Board and the meetings of the committees on which he or she served (during the periods for which he or she served on the Board and such committees).

Executive Sessions of Independent Directors

Our independent directors meet in an executive session at least once each year to discuss matters relating to management development and management succession, as well as to evaluate members of executive management. Our Board has not formally selected a director to preside over each executive sessions; instead, the participating directors designate a presiding director for each session.

Board Committees

Our Board has the following three standing committees: Audit Committee; Compensation and Nominating Committee. Our Board has adopted charters for each of these committees. Charters for our Audit Committee, Compensation Committee and Nominating Committees are available on our website at https://idahostrategic.com/corporate-governance/.

Committee Structure

It is the general policy of the Company that the Board as a whole will consider all major decisions. The committee structure of the Board has been expanded and includes the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board may form other committees as it determines appropriate. A copy of the charter for each committee is available on the Company’s web site  https://idahostrategic.com/corporate-governance/.

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Audit Committee

The Audit Committee is comprised of three independent directors, Richard Beaven, Kevin Shiell and Carolyn Turner, and was established in January 2022 by the Board to meet the listing requirements for the NYSE American and for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Audit Committee recommends the appointment of independent public accountants to conduct audits of our financial statements, reviews with the accountants the plan and results of the auditing engagement, approves other professional services provided by the accountants and evaluates the independence of the accountants. The Audit Committee also reviews the scope and adequacy of our system of internal controls and procedures over financial reporting. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the NYSE American listing standards and the applicable rules of the SEC. The Board has determined that Richard Beaven and Carolyn Turner are “audit committee financial experts” as defined by the rules of the SEC.  The Audit Committee met four times during the fiscal year ended December 31, 2023.

Audit Committee Report

Our Audit Committee has met with our management and our external auditors to review the audited financial statements and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent accountant pursuant to the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed the independence of the independent accountant.  Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2023 for filing with the SEC.  The Audit Committee and the Board have also recommended the selection of Assure CPA, LLC as independent auditors for the Company for the fiscal year 2024.

Submitted by the Audit Committee Members

Richard Beaven, Kevin Shiell and Carolyn Turner

Compensation Committee

The Compensation Committee was established by the Board to meet the listing requirements for the NYSE American and for the purpose of administering the Equity Plan and the compensation for Mr. Swallow, the Chief Executive Officer of the Company. Additionally, the Compensation Committee determines which executive officers and other employees may receive stock options and other stock-based awards and the amounts of such stock-based awards.

The Compensation Committee and its membership shall meet all applicable legal, regulatory and listing requirements set forth in the NYSE American LLC Company Guide, including the independence requirements set forth in Section 805(c)(1) of the NYSE American LLC Company Guide, and the rules and regulations of all applicable securities regulatory authorities. Each member of the Committee shall be independent within the meaning of applicable securities laws and stock exchange rules The Compensation Committee is comprised of three independent board members, Kevin Shiell, Richard Beaven and Carolyn Turner.

The Compensation Committee is responsible for reviewing the results of the evaluations of directors and senior officers by the Chief Executive Officer and recommends to the Board the compensation arrangements for such officers and directors, in consultation with the Chief Executive Officer.  The Committee also completes an annual performance review of the Chief Executive Officer considering the corporate goals and objectives relevant to compensation.  The Committee may engage independent counsel, independent compensation advisor and other advisors as it determines necessary to carry out its duties; however, it cannot delegate its authority to determine director and executive officer compensation. During the fiscal year ended December 31, 2023, and to date, the Company has not hired any compensation consultants. All decisions or recommendations of the Committee shall require the approval of the Board prior to implementation.  The Compensation Committee met one time during the fiscal year ended December 31, 2023.

Nominating Committee

The Company’s Charter of the Corporate Governance and Nominating Committee requires two members of the Committee (majority) to be independent within the meaning of applicable securities laws and stock exchange rules (including the listing requirements of the NYSE American LLC Company Guide).  The Nominating Committee is comprised of three independent board members, Kevin Shiell, Carolyn Turner and Richard Beaven, who are currently and if elected will remain non-management directors.  The Charter of the Corporate Governance and Nominating Committee can be found at https://idahostrategic.com/corporate-governance/

The Nominating Committee was created by the Board to meet the listing requirements for the NYSE American and for the purpose of overseeing the identification, evaluation and selection of qualified candidates for appointment or election to the Board.

Director nominees are considered by our Nominating Committee on a case-by-case basis. A candidate for election to our Board of Directors must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity, and experience with a high level of responsibilities within their chosen fields and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry.

The Nominating Committee will consider these criteria for nominees identified by the Nominating Committee or the Board of Directors, by stockholders, company executives or through other sources. When directors are considered for nomination the Nominating Committee will take into consideration these qualities as well as the composition of our Board of Directors as a whole, including whether the Board of Directors reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities.

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Shareholders should follow the procedures set forth above pertaining to shareholder proposals to propose a director nominee. The Nominating Committee met one time during the fiscal year ended December 31, 2023.

No fees were paid to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

There have been no shareholder nominations to the board.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Monique Hayes, at Idaho Strategic Resources, Inc., 201 N. 3rd Street, Coeur d’Alene, Idaho 83814. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Corporate Secretary will review all communications before forwarding them to the appropriate Board member. The Company’s contact information is also available on the Company’s website: www.idahostrategic.com.

Board of Directors Leadership Structure and Role in Risk Oversight

The Company is led by John Swallow, who has served as Executive Chairman of the Board since July 11, 2019, and Chief Executive Officer since January 20, 2017.

The Board of Directors believes that the current Board leadership structure, in which the roles of Chairman and Chief Executive Officer are held by one person, is appropriate for the Company and its shareholders at this time. The current Board leadership structure is believed to be appropriate because it demonstrates to our shareholders, employees, suppliers, customers, and other stakeholders that the Company is under strong and focused leadership, which is in alignment with employees, shareholders and the communities in which we operate. The Board will continue to review our corporate governance policies and leadership structure on an ongoing basis to ensure that they continue to meet the Company’s stated needs and supports and enables our goals. The Company will review these policies and may adopt a different approach in the future if circumstances warrant a change.

The Board as a whole is responsible for overseeing strategic planning, organizational design and effectiveness, systemic risk management and progress of our critical projects, and receives frequent, periodic reports from management. We believe that our directors provide independent and effective oversight of the systemic risk management function process, especially through strategic and organization reviews and continuous dialogue between the Board and our management.

Code of Ethics

The Company adopted a Code of Ethics at a Board of Directors meeting on December 9, 2003, that applies to the Company’s executive officers. The Company also adopted a Code of Ethics for all employees at the Board of Directors meeting on February 18, 2008.  In January 2022, the Company also adopted a Code of Business Conduct and Ethics for all employees, officers and directors and any consultants, which is available on the Company’s web site www.idahostrategic.com.

Delinquent Section 16(a) Reports

To our knowledge, based solely on our review of the copies of reports filed pursuant to Section 16(a) of the Exchange Act that have been received by us, we believe there has been compliance with all filing requirements under Section 16(a) applicable to our officers, directors and beneficial owners of greater than 10% of our Common Stock.

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PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current Bylaws require the Board to have one (1) to nine (9) persons, as may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of five (5) Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All Directors serve one (1) year terms until their successors are elected and qualified at the next Annual Meeting. In the event the Board increases to nine (9) Directors, the Board will be divided into three (3) classes.

Who is standing for election this year?

The Board has nominated for election at the Annual Meeting John Swallow, Grant Brackebusch, Kevin Shiell, Richard Beaven and Carolyn Turner to serve until the 2025 annual meeting or until their successors are elected. Each nominee is currently a director of the Company and has consented to being named as a nominee.

1.	John Swallow

2.	Grant Brackebusch

3.	Kevin Shiell

4.	Richard Beaven

5.	Carolyn Turner

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL FIVE NOMINEES

John Swallow was named CEO and President on January 10, 2017. Prior to being named as CEO, Mr. Swallow was appointed as the President and a Director of the Company on August 29, 2013. Mr. Swallow resigned as president in December 2014, and subsequently reappointed as President on May 5, 2015, following the resignation of Mr. Highsmith. Following Mr. Steiner’s resignation on July 11, 2019, Mr. Swallow became the Chairman of the Board. Mr. Swallow holds a B.S. in Finance from Arizona State University. Mr. Swallow was the Vice President of Timberline Drilling, Inc. from November 2011 until accepting the role of President with the Company. From September 2009, until November 2011, Mr. Swallow was self-employed. From January 2006 until September 2009, he served as chairman of Timberline Resources Corporation. He brings wide-ranging experience from within the local mineral exploration industry as well as extensive knowledge of the junior equity markets. Mr. Swallow’s extensive experience in the drilling industry, his previous roles as a Chairman of a Board and as a Vice President of a corporation qualify him to sit on the Board of the Company.

Grant Brackebusch, P.E. has served as the Vice President and a Director of the Company since 1996. He holds a B.S. in Mining Engineering from the University of Idaho. He is registered in Idaho as a Professional Engineer. He has worked for Idaho Strategic since 1996 and worked for Newmont previously. Currently, he supervises the mining operation at the Golden Chest including the operation of the New Jersey Mill. He has experience with permitting, exploration, open pit, and underground mining as well as mineral processing. Mr. Brackebusch’s extensive mining background, knowledge of the Company’s daily operations, and industry expertise qualifies him to sit on the Board of the Company.

Kevin Shiell has more than 30 years of operating and management experience in the mining and mineral processing industries. Mr. Shiell has held executive leadership positions at several public companies, including General Manager and Vice President of Mine Operations at Stillwater Mining Company, Chief Operating Officer at MGM Gold, and various mine supervisory positions at Hecla Mining Company (“Hecla”). Mr. Shiell is currently President and Director at Gold Road Mining Corporation.  Mr. Shiell is an independent board member of Idaho Strategic Resources and serves on the Compensation, Audit and Nominating & Corporate Governance Committees.

Richard Beaven joined the Idaho Strategic Board on January 12, 2022. Mr. Beaven is Lead Portfolio Manager and Principal at Signia Capital Management (“Signia”). Signia is a small-cap value asset manager with a largely institutional (pension fund) client base. Prior to co-founding Signia in 2002, Rich was the Assistant Director of Research and a Portfolio Manager for a $2B Pacific Northwest asset management firm. With blue-collar roots, Rich went on to get a BA in business administration from the University of Kentucky and an MBA from Gonzaga University. In addition, he is a Chartered Financial Analyst (“CFA”) charter holder and has served as President of the CFA Society of Spokane.  Mr. Beaven is an independent board member of Idaho Strategic Resources and serves as the Committee Chair for the Compensation, Audit and Nominating & Corporate Governance Committees.

Carolyn Turner was elected to the Company’s Board of Directors in August 2023. She is currently the owner and principal of Graham Peak Consulting, LLC in Kingston, ID where she specializes in accounting and finance consulting in the mining and heavy construction industries. Prior to her time at Graham Peak Consulting, Ms. Turner spent over 30 years in the mining industry with companies such as Silver Valley Resources (“ASARCO”), Coeur Mining, and Hecla Mining Corp. Ms. Turner’s experience includes mine operations, metals marketing, project development and financing. She previously served as the Treasurer for both Hecla and Coeur Mining where her roles were centered around quarterly and annual budgeting, rolling monthly forecasting, economic modeling, mergers and acquisitions, as well as numerous treasury and audit functions. Ms. Turner’s educational background consists of a Bachelor of Science degree in Business Administration Accounting from Montana State University–Billings, followed by a Master of Business Administration from Regis University, Denver. Ms. Turner is a licensed Certified Public Accountant and has served numerous years as an elected trustee on the Kellogg Idaho Joint School District Board.  Ms. Turner is an independent board member of Idaho Strategic Resources and serves on the Compensation, Audit and Nominating & Corporate Governance Committees.

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INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

Directors, Nominees and Executive Officers

The following table sets forth certain information with respect to the Company’s current Directors and nominees, executive officers, and key employees. The ages of the Directors and officers and number of shares held are shown as of May 2, 2024.

Name & Address	Age	Position	Term	No. of Shares	Percent of Class (1)
John Swallow c/o 201 N. 3rd Street		Chief Executive Officer/President &
Coeur d’Alene, ID 83814	57	Chairman of the Board	8/29/2017 to present	1,356,162	10.25%
Grant Brackebusch c/o 201 N. 3rd Street		Chief Financial Officer/Vice President
Coeur d’Alene, ID 83814	54	& Director	7/18/1996 to present	142,483	1.08%
Kevin Shiell
c/o 201 N 3rd Street
Coeur d’Alene, ID 83814	65	Director	1/10/2017 to present	74,787	0.57%
Richard Beaven
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	56	Director	1/12/2022 to present	14,500	0.11%
Carolyn Turner
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	55	Director	8/8/2023 to present	0	0%
Robert Morgan
c/o 201 N. 3rd Street		Vice President,
Coeur d’Alene, ID 83814	56	Exploration	1/16/2018 to present	38,358	0.29%
Monique Hayes
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	58	Secretary	11/20/2016 to present	48,621	0.37%

(1) Based upon 12,740,362 outstanding shares of common stock, 112,505 warrants, and 375,371 vested options as of May 2, 2024.

Executive Officers and Key Employees

Robert Morgan has served as the Vice President Exploration of the Company since January 2018. Mr. Morgan has over 22 years of exploration experience, including 20 years focused on gold exploration, of which 12 years were in Northern Idaho and Montana. Mr. Morgan has worked for some of the world's leading gold exploration and mining companies including Newmont and ASARCO throughout the western United States, Alaska, and South America. He is practiced in designing, implementing, and managing large exploration programs for gold, silver, base metals and REEs. His technical work has included geologic mapping, logging of drill holes, compilation, and interpretation of multiple data sets for target identification. Mr. Morgan earned his Bachelor of Science degree in geology from California State University at Chico. He has an extensive environmental background with emphasis on wetlands and water management. Mr. Morgan is a registered Professional Geologist with the State of Idaho and Professional Land Surveyor registered with the State of Montana.

Monique Hayes was appointed Corporate Secretary in November 2016. She has over 19-years of corporate governance and investor relations experience holding executive positions for both NYSE and TSX listed mining companies, including Corporate Secretary and Director of Investor Relations at Revette Mining Company and Sterling Mining Company.  Prior to joining Idaho Strategic Resources, she worked for Hecla Mining Company in stakeholder communication for the Rock Creek Mine project in Montana.  Her extensive advertising experience includes working for Publicis Dialog Direct and White Runkle Associates where she worked with national accounts including AT&T Wireless, Bell Atlantic and NordicTrack. Ms. Hayes attended City University where she studied business management, brand strategy and communications.

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Other Directorships

No Directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

PROPOSAL 2 — ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules. The current frequency of shareholder advisory votes on executive compensation is every three (3) years. The next advisory vote on executive compensation and frequency will be held in 2027.

The goal for the Company's executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Company's success, and thereby increase shareholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of shareholders. Please see the section “Executive Compensation” and the related compensation tables below for additional details about the executive compensation programs, including information about the fiscal 2023 compensation of named executive officers.

We are asking shareholders for their support of named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of Idaho Strategic Resources, Inc. approved, on an advisory bases, the compensation of named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion Shareholder.”

Abstentions and broker non-votes are not counted as votes cast, and thus will have no effect on the outcome of the vote. Votes marked “AGAINST” will have an effect on the outcome of the vote. This say-on-pay vote is advisory, and therefore, is not binding on the Company or the Board of Directors. The Board of Directors value the opinions of shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, will consider the results of the vote in future compensation deliberations.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RESOLUTION APPROVING THE COMPENSATION OF NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Committee determines the overall compensation structure for our CEO and other named executive officers.  Each year, the Compensation Committee reviews the Company’s compensation policy and programs to ensure that these policies and programs enhance shareholder value, align pay and performance, and attract and retain top executive talent.  As part of this process, the Compensation Committee reviews our compensation practices and policies to help maintain appropriate base salary, periodic bonuses and equity compensation plans for our executives.  The Compensation Committee does not use a single method or measure in developing its recommendations, nor does it establish specific targets for the total direct compensation opportunities for our executive offers; however; the Compensation Committee generally begins its deliberation on cash and equity compensation levels with reference to various cash and equity compensation as reflected in competitive market data and peer groups.  The Compensation Committee has delegated to our CEO the authority to approve compensation and grants of stock options to all non-executive employees and staff.

The CEO makes recommendations to the Compensation Committee on the base salary and target incentive plans for other named executive officers.  Such recommendations may be derived from changes in responsibilities, compensation levels for similar positions in the industry, Company performance, total targeted and historical compensation, and personal performance and contributions.  With respect to the CEO’s compensation, the same considerations are made; however, this process is formalized in the Compensation Committee’s Charter.

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Compensation Policies with Regard to Risk Management

The Board is responsible for the overall risk management of the Company. Idaho Strategic Resources is subject to the inherent risks involved in the production, exploration and development of mineral properties and shareholders should carefully review Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2023. However, Idaho Strategic Resources does not have any compensation plans or incentives for our Named Executive Officers or any employee for any risk-taking activity or risk management activities. Idaho Strategic Resources does not engage in activities that have traditional incentives for financial risk-taking activities, such as buying or selling derivatives or other similar instruments.

Clawback Policy

The Company maintains a Policy for the Recovery of Erroneously Awarded Compensation (“Clawback Policy”) applicable to executive compensation in the event of misconduct on the part of executive officer, including any such misconduct that results in a restatement of its financial statements. The Clawback Policy is filed with the SEC as an exhibit to our annual report on Form 10-K for the year ended December 31, 2023.  There has been no required recovery of erroneously awarded compensation pursuant to the Clawback Policy to date.

2023 Executive Compensation Decisions

Typically, the principal executive officer of the Company makes recommendations to the compensation committee, comprised of three independent board members, concerning individual salary levels, bonuses, equity incentives and other forms of compensation for all of the executive officers other than himself, which are then reviewed and submitted to the full board for approval. The compensation committee makes its own recommendation concerning the principal executive officer’s salary, bonus and other types of compensation.

During 2023, the Compensation Committee, in consultation with the Named Executive Officers decided to increase the annual salary of the Company’s President and CEO, John Swallow from $175,000 to $192,000, the Company’s Vice President Grant Brackebusch from $175,000 to $192,000 and Vice President, Robert Morgan from $135,000 to $150,000 effective December 1, 2023. In setting these salary amounts the Compensation Committee noted that the salary of the named executive officers remained below the average salaries of comparable positions in peer group companies. In 2022, the Company’s Chief Executive Officer, John Swallow forfeited existing stock options to further the Company’s objectives and award additional stock options to employees.

On September 6, 2022, Idaho Strategic Resources granted an aggregate of 165,000 options under the 2014 Equity Incentive Plan including a total of 9,000 options to our Named Executive Officers. The 9,000 options granted have a three-year life, exercise price of $5.25 per share and had a total grant date fair value of $27,571, based upon a Black-Scholes model with a volatility of 89.3%, and a risk-free interest rate of 3.55%.

In the future, our officers and directors may receive additional equity-based awards pursuant to the 2023 Equity Incentive Compensation Plan; however, no awards have been granted under the 2023 Equity Incentive Compensation Plan.

In 2021, of our shareholders who voted, 99.2% voted in favor of our executive compensation program. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

Employment Agreements and Change in Control

None of our Named Executive Officers have ongoing employment agreements or agreements containing Change in Control provisions.

Stock Ownership Guidelines

The Company has not established formal stock ownership guidelines for our Named Executive Officers. The Company prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, or engaging in hedging or offsetting transactions regarding the Common Stock during periods where such persons have access to material inside information. To ensure compliance with applicable United States federal securities laws, and to avoid even the appearance of trading on the basis of inside information, procedures have been established, and will be maintained and enforced, by the Company to prevent awards and trading by Company insiders for a period beginning four days before the release of periodic reports or triggering events and ending on the date such report or triggering event (“Blackout Periods”) is made public. Therefore, the Company has no awards to report that were granted during the Blackout Periods.

The Company is in the process of adopting formal Insider Trading Compliance practices that prohibit directors, officers, certain employees, and consultants from trading during specific periods beginning at market open on the day following the last trading day of the Company’s fiscal quarter until after the Company’s public disclosure of financial and operating results for that quarter. In addition, all transactions in the Company’s securities (including without limitation, acquisitions and dispositions of Company stock, the “net” or “cashless” exercise of stock options and the sale of Company stock issued upon exercise of stock options) must be pre-cleared by the Secretary, or if the Secretary is unavailable, the Company’s Chief Financial Officer. The Company may impose additional restricted trading periods at any time if it believes trading by employees would not be appropriate because of developments at the Company that are, or could be, material. The Compensation Committee takes these policies into account when determining the timing and terms of awards so that the Company does not time awards in a manner that may affect the value of executive compensation.

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Compensation of Officers

The following summary compensation table sets forth all compensation awarded to, earned by, or paid by the Company to John Swallow, the Company’s President, Chief Executive Officer, and Chairman of the Board; Grant Brackebusch, the Company’s Chief Financial Officer and Vice President; and, Robert Morgan, the Company’s Vice President of Exploration (together the “Named Executive Officers” or “NEOs”), for the three (3) most recent years is as follows:

Executive Officer Summary Compensation Table

Name & Principal Position	Year	Salary[1] ($)	Bonus ($)	Stock Awards ($)	Option Awards[2] ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Swallow	2023	167,042	-	-	-	-	-	-	167,042
President, CEO & Chairman	2022	125,000	4,728	-	9,190	-	-	-	138,918
	2021	125,000	6,975	-	48,046	-	-	-	180,021
Grant Brackebusch	2023	175,375	-	-	-	-	-	-	175,375
CFO & Vice President	2022	150,000	4,728	-	9,190	-	-	-	163,918
	2021	150,000	6,975	-	48,046	-	-	-	205,021
Robert Morgan	2023	140,625	-	-	-	-	-	-	140,625
Vice President of Exploration	2022	123,958	-	-	9,190	-	-	-	133,148
	2021	100,000	-	-	48,046	-	-	-	148,046

(1)	Salary includes fees earned as Directors.

(2)

Stock Awards and Options Awards include fees earned as Directors. The Company has valued all Stock Awards granted at fair value as computed in accordance with FASB Accounting Standards Codification Topic 718. The compensation of the Named Executive Officers has been set by disinterested members of the Board of Directors to a level competitive with other mining companies of similar size with similar types of operations. The executive stock compensation is for services as directors.

The Company does not have a retirement plan for its executive officers and there is no agreement, plan or arrangement that provides for payments to executive officers in connection with resignation, retirement, termination or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2023, 69,858 Options to purchase common stock were vested and outstanding to Directors Grant Brackebusch, John Swallow, Kevin Shiell, and Richard Beaven.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
John Swallow, CEO	3,000	(3)	-	-	$5.25	9/5/2025	-	-	-	-
	14,286	(1)	-	-	$5.60	10/19/2024	-	-	-	-
Grant Brackebusch, CFO	7,143	(2)	-	-	$5.60	10/19/2024	-	-	-	-
	3,000	(3)	-	-	$5.25	9/5/2025	-	-	-	-
	14,286	(1)	-	-	$5.60	10/19/2024	-	-	-	-
Robert Morgan, VP	7,143	(2)	-	-	$5.60	10/19/2024	-	-	-	-
	3,000	(3)	-	-	$5.25	9/5/2025	-	-	-	-

(1)	Options were granted on February 11, 2021 and 100% vested on the grant date.
(2)	Options were granted on October 20, 2021 and 100% vested on the grant date.
(3)	Options were granted on September 6, 2022 and 100% vested on the grant date.

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Option Exercises and Stock Vested

There were no exercises of stock options during the years ended December 31, 2023 or 2022 by our Named Executive Officers.

CEO Pay Ratio

The total annual compensation of our CEO for 2023 was $167,042 and the total compensation for the median employee for 2023 was $100,007. The ratio of CEO pay to the pay of our median employee was 1 to 1.67.

Director Compensation

Director Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kevin Shiell	2023	9,000	-	-	-	-	-	-	9,000
Director	2022	-	-	-	30,089	-	-	-	30,089
Richard Beaven	2023	9,000	-	-	-	-	-	-	9,000
Director	2022	-	-	-	30,089	-	-	-	30,089
Carolyn Turner	2023	5,000	-	-	-	-	-	-	5,000
Director	2022	-	-	-	-	-	-	-	-

No additional fees are paid for attendance at Board of Directors’ meetings, committee membership or committee chairmanship. On occasion, Directors are retained for consulting services unrelated to their duties as Directors. These consulting services are either paid in cash or with unregistered Common Stock according to the Company’s policy for share-based payment of services.

The Company does not have a retirement plan for its Directors and there is no agreement, plan or arrangement that provides for payments to Directors in connection with resignation, retirement, termination or a change in control of the Company.

Equity Incentive Plan

In April 2014 the Board of Directors of the Company established a stock option plan (“2014 Equity Incentive Compensation Plan”) to authorize the granting of stock options to officers and employees. Upon exercise of the options, shares are issued from the available authorized shares of the Company.

In May 2023, a new equity incentive plan (“2023 Equity Incentive Compensation Plan”) was voted on, and approved, by the shareholders of the Company. This plan allows for the issuance of up to 1,225,600 shares of the Company’s common stock in the form of stock options (which may be incentive stock options or nonqualified stock options) or other stock-based awards, such as stock appreciation rights, restricted stock, restricted stock units and performance shares. As of December 31, 2023, there have been no awards made under this new plan.

As of December 31, 2023, the number of securities to be issued upon exercise of outstanding options, or upon future issuance under each plan is as follows:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
2014 Equity Incentive Compensation Plan approved by the board	477,449	$5.47	-
2023 Equity Incentive Compensation Plan approved by the board and shareholders	-	-	1,225,600
Equity compensation plans not approved by the board	-	-	-
Total	477,449	$5.47	1,225,600

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information as of May 2, 2024 regarding the shares of Company Common Stock beneficially owned by: (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock; (ii) each Director of the Company; (iii) the Named Executive Officers; and (iv) all Directors and the Named Executive Officers of the Company as a group. Except as noted below, each holder has sole voting and investment power with respect to the shares of the Company Common Stock listed as owned by that person.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common	John Swallow c/o 201 N. Third Street Coeur d’Alene, ID 83814	1,356,162 (a)	10.25%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class(1)
Common	John Swallow c/o 201 N. Third Street Coeur d’Alene, ID 83814	1,356,162	(a)	10.25%
Common	Grant Brackebusch c/o 201 N. Third Street Coeur d’Alene, ID 83814	142,483	(b)	1.08%
Common	Kevin Shiell c/o 201 N. Third Street Coeur d’Alene, ID 83814	74,787	(c)	0.57%
Common	Richard Beaven c/o 201 N. Third Street Coeur d’Alene, ID 83814	14,500	(d)	0.11%
Common	Carolyn Turner c/o 201 N. Third Street Coeur d’Alene, ID 83814	-		0%
Common	Robert Morgan c/o 201 N. Third Street Coeur d’Alene, ID 83814	38,358	(e)	0.29%
Common	Monique Hayes c/o 201 N. Third Street Coeur d’Alene, ID 83814	48,621	(f)	0.37%
Common	All Directors and Executive Officers as a group (7 individuals)	1,674,911		12.66%

(1)	Based upon 12,740,362 outstanding shares of common stock 112,505 warrants, and 375,371 vested options at May 2, 2024.
(a)	Consists of 1,344,233 shares of common stock, presently exercisable options to purchase 3,000 shares of common stock, and presently exercisable warrants to purchase 8,929 shares of common stock.
(b)	Consists of 118,054 shares of common stock and presently exercisable options to purchase 24,429 shares of common stock.
(c)	Consists of 42,858 shares of common stock and presently exercisable options to purchase 31,929 shares of common stock.
(d)	Consists of 4,000 shares of common stock and presently exercisable options to purchase 10,500 shares of common stock.
(e)	Consists of 13,929 shares of common stock and presently exercisable options to purchase 24,429 shares of common stock.
(f)	Consists of 24,192 shares of common stock and presently exercisable options to purchase 24,429 shares of common stock.

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PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (“CAP”) and Idaho Strategic Resources Inc.’s (IDR) performance for our NEOs (including the Principal Executive Officer, or (“PEO”) and total shareholder return, which is defined as the change in the value of an investment in our common stock of $100 at December 31, 2020 through December 31, 2023 (the “TSR”). The definition of CAP and TSR are mandated by Item 402 and are not used by the Compensation Committee in its pay-for-performance assessments. See our "Compensation Discussion and Analysis" section for a discussion on IDR’s executive compensation philosophy, our incentive programs and practices and policies that align the interests of our NEOs to those of our shareholders.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for non-PEO NEOs (3)	Average Compensation Actually Paid to non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return (5)	Net Income (Loss)
2023	$167,042	$167,042	$158,000	$158,000	$177.24	$1,073,449
2022	$138,918	$138,918	$148,533	$148,533	$159.60	$(2,631,092)
2021	$180,021	$180,021	$176,534	$176,534	$208.32	$(3,260,361)

(1)	Amount for John Swallow, our CEO in 2023, 2022 and 2021 from the Summary Compensation Table (“SCT”) above.
(2)	No adjustments from SCT to CAP, stock option awards paid during the year vested immediately. No prior year adjustments.
(3)	Amount for the average of Mr. Brackebusch and Mr. Morgan, our Non-PEO’s in 2023, 2022 and 2021 from the SCT above.
(4)	No adjustments from SCT to CAP, stock option awards paid during the year vested immediately. No prior year adjustments.
(5)	The TSR is based upon the change in value of $100 invested on the last trading day of 2020 as of the end of the year reported.

Fair value of awards were computed in accordance with Financial Accounting Standards Codification Topic 718.

The table below shows the percentage changes in selected metrics from above.

Period	Compensation Actually Paid to PEO	Average Compensation Actually Paid to non-PEO NEOs	Total Shareholder Return	Net Income (Loss)
2021 to 2023	Decreased 7%	Decreased 10%	Decreased 15%	Increased 133%

Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. From 2021 through 2023, the compensation actually paid to our PEO and the average of the compensation actually paid to the Non-PEO NEOs decreased by 7% and 10%, respectively, compared to a 133% increase in our net income over the same time period. Net income (loss) included in the Pay Versus Performance table is calculated in accordance with GAAP.

Total Shareholder Return. From 2021 to 2023, the total shareholder return decreased 15% from $208.32 to $177.24. Although there was a decrease seen, the total shareholder return still represents an increase of 77% from the assumed initial investment of $100 in 2020

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PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Assure CPA, LLC to be the Company’s Independent Registered Public Accounting Firm for the ensuing year. We do not expect that a representative of Assure CPA, LLC will be present at the Annual Meeting, and therefore will not be making a statement or available to respond to questions.

This proposal seeks shareholder ratification of the appointment of Assure CPA, LLC

INFORMATION ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the annual financial statements included in the Company’s annual report on Form 10-K for the fiscal years ended December 31, 2023 and December 31, 2022 and the review for the financial statements included in the Company’s quarterly reports on Form 10-Q during those fiscal years, were $79,500 and $69,846 respectively.

Audit Related Fees

The Company incurred no fees during the last two fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit or review of the Company’s financial statements, and not reported under Audit Fees above.

Tax Fees

$7,950 in 2023 and $7,431 in 2022 was paid to the Company's principal accountant for tax compliance, tax advice, and tax planning services.

All Other Fees

$5,894 in other fees were incurred during 2023 and $7,194 in 2022 for other services rendered by the Company’s principal accountant.

Audit Committee Pre-Approval Policies

The Board of Directors has adopted an audit committee pre-approval policy. The audit committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.

With respect to this proposal, you may vote “for,” “against” or “abstain” from voting on this proposal. If you “abstain” from voting with respect to this proposal, your vote will have no effect for this proposal. Broker non- votes will have no effect on the vote for this proposal. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

“RESOLVED, that the shareholders of Idaho Strategic Resources, Inc. ratify the appointment of Assure CPA, LLC as the independent registered public accounting firm.”

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT US

The principal executive office of our Company is located at 201 N 3rd St, Coeur d’Alene, ID 83814. Our telephone number at this address is (208) 625-9001. Our common stock is traded on the NYSE American under the symbol “IDR.”

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov.

Our 2023 Annual Report on Form 10-K including financial statements and schedules, is included with this proxy statement.

We maintain a company website at www.idahostrategic.com from which you can alternatively access the reports we file with the SEC. Our committee charters and other important corporate governance documents are also available on our website.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by SEC rules) will not be deemed incorporated, unless specifically provided otherwise in such filing.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

APPENDICES

Annual Report on Form 10-K

A. Form of Proxy

By Order of the Board of Directors,

/s/ John Swallow

John Swallow

Chairman of the Board

Idaho Strategic Resources, Inc. 201 N. 3rd Street

Coeur d’Alene, Idaho 83814

May 20, 2024

19

APPENDIX A

2024 ANNUAL MEETING OF STOCKHOLDERS OF

# IDAHO STRATEGIC RESOURCES, INC.

June 17, 2024

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS**:
The Notice of Meeting, proxy statement and proxy card are available at materials.proxyvote.com/645827

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20533000000000001000 3 061724

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John Swallow
- ○ Grant Brackebusch
- ○ Kevin Shiell
- ○ Richard Beaven
- ○ Carolyn Turner

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Say on Pay: Advisory vote on executive compensation paid to the Company's executive officers. | ☐ | ☐ | ☐ |
| 3. Ratification of the appointment of the Company's independent registered public accounting firm for the ensuing year. | ☐ | ☐ | ☐ |

NOTE: To transact any other business as may properly come before the meeting or any adjournments or postpones thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

# IDAHO STRATEGIC RESOURCES, INC.

201 N 3RD
COEUR D'ALENE, ID 83814

**Proxy for 2024 Annual Meeting of Stockholders on June 17, 2024**

**Solicited on Behalf of the Board of Directors**

The undersigned hereby appoints John Swallow and Monique Hayes, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Idaho Strategic Resources, Inc., to be held June 17, 2024 at 9:00 A.M. at 201 N 3rd St, Coeur D Alene, ID 83814, and at any adjournments or postponements thereof, as follows:

**(Continued and to be signed on the reverse side)**

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